Exhibit 99
Corporate Presentation March 2025 PrabotulinumtoxinA Potential biosimilar for therapeutic indications

2 Forward-Looking Statements This presentation includes forward-looking statements. All statements other than statements of historical facts contained in this presentation, including statements concerning possible or assumed future actions, business strategies, events or results of operations, and any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. These statements may involve known and unknown risks, uncertainties and other important factors that may cause the actual results, performance or achievements of AEON Biopharma, Inc. (“AEON”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These statements may be preceded by, followed by or include the words “believes”, “estimates”, “expects”, “projects”, “forecasts”, “may”, “will”, “should”, “seeks”, “plans”, “scheduled”, “anticipates” or “intends” or similar expressions. The forward-looking statements in this presentation are only predictions. AEON has based these forward-looking statements largely on AEON’s current expectations and projections about future events and financial trends that AEON believes may affect its business, financial condition and results of operations. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by AEON and its management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (i) the outcome of any legal proceedings that may be instituted against AEON or others; (ii) AEON’s future capital requirements; (iii) AEON’s ability to raise financing in the future; (iv) AEON’s ability to continue to meet continued stock exchange listing standards; (v) the ability of AEON to implement its strategic initiatives, including the continued development of ABP-450 and potential submission of a Biologics License Application for therapeutic uses of ABP-450; (vi) the ability of AEON to satisfy regulatory requirements; (vii) the ability of AEON to defend its intellectual property; (viii) the possibility that AEON may be adversely affected by other economic, business, regulatory, and/or competitive factors; and (ix) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in AEON’s Annual Report on Form 10-K for the year ended December 31, 2023 and any current or periodic reports filed with the Securities and Exchange Commission (the "SEC"), which are available on the SEC’s website at www.sec.gov. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond AEON’s control, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in AEON’s forward-looking statements may not be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. Moreover, AEON operates in an evolving environment and a competitive industry. New risks and uncertainties may emerge from time to time, and it is not possible for management to predict all risks and uncertainties, nor can AEON assess the impact of all factors on AEON’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements AEON may make in this presentation. As a result of these factors, although AEON believes that the expectations reflected in its forward-looking statements are reasonable, AEON cannot assure you that the forward-looking statements in this presentation will prove to be accurate. Except as required by applicable law, AEON does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances, or otherwise. AEON qualifies all of its forward-looking statements by these cautionary statements. You should view this presentation completely and with the understanding that the actual future results, levels of activity, performance, events and circumstances of AEON may be materially different from what is expected. This presentation concerns anticipated products that are under clinical investigation and which have not yet been approved for marketing by the FDA. These anticipated products are currently limited by Federal law to investigational use, and no representation is made as to their safety or effectiveness for the purposes for which they are being investigated. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and AEON’s own internal estimates and research. AEON has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, AEON’s own internal estimates and research have not been verified by any independent source. AEON Biopharma and the AEON Biopharma logo are trademarks of AEON Biopharma, Inc. All other trademarks used herein are the property of their respective owners.

Biosimilar Pathway - Faster to Market With Broader Indication Potential

Biosimilar Pathway	Pursuing the 351(k) regulatory pathway with **PrabotulinumtoxinA** as biosimilar to Botox Potential to receive approval for all Botox therapeutic indications (12 currently)
Limited Competition/Large Market	Botox revenue ~$2.7B for US therapeutic indications – growing high single digits
Established Regulatory Pathway	Aligned with the FDA on the regulatory pathway during Q3 2024 meeting Comparative analytical assessment (CAA) studies commenced in Q4 2024
FDA Approved Manufacturing	Manufacturing site approved by FDA, EMA and Health Canada for aesthetic product
Substantial Existing Evidence	Previous analytical characterization provides evidence supporting functional and structural "similarity"
Next Steps & Limited IP Risk	Plan to conduct BPD* Type 2 meeting with FDA in 2H 2025 to review the results from the CAA studies and confirm the remainder of the proposed study package No neurotoxin composition-of-matter patents minimizes litigation risk

AEON BIOPHARMA

BPD: Biosimilar (Biological) Product Development

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4 Leadership team with relevant industry experience and track record of success Experienced Management Team Marc Forth Chad Oh, MD Chief Executive Officer Chief Medical Officer • 25+ years of Biopharma experience • Former US Business Lead for BOTOX® Therapeutic • 16 years at Allergan dedicated to the entire BOTOX® franchise • 7 years at TAP Pharmaceuticals responsible for Lupron Depot (Urology, Oncology and Gynecology) • 30+ years of combined experience in academia and the pharmaceutical industry • Responsible for multiple IND, NDA, and BLA submissions • Chief, Division of Allergy and Immunology at Harbor-UCLA Medical Center • Associate Professor, Department of Pediatrics at UCLA School of Medicine • Published multiple scientific papers, books, book chapters, and abstracts, including 38 peer-reviewed original scientific papers • 12+ years of legal experience in corporate governance, mergers & acquisitions and capital markets • Associate General Counsel of Glaukos Corporation, responsible for business development activities, capital markets, corporate governance and SEC reporting • Counsel at O’Melveny & Myers EVP, Chief Legal Officer & Secretary Alex Wilson Jennifer Sy VP, Corporate Controller • 18+ years of finance and accounting experience in biotech, healthcare, technology and software industries • Senior management roles, responsible for establishing stream-lined accounting and financial reporting functions for publicly-traded and privately-held companies • Extensive experience in SPAC mergers, SEC reporting and ERP implementations

5 PrabotulinumtoxinA - Same 900 kDa Molecular Weight as Botox AbbVie Inc. Merz Pharma Ipsen Group Crown Laboratories Molecular Size 900 kDa 900 kDa 150 kDa ~400 kDa 150 kDa Approved Therapeutic Indications 1. Chronic migraine 2. Overactive bladder 3. Detrusor overactivity 4. Pediatric detrusor overactivity 5. Adult upper limb spasticity 6. Adult lower limb spasticity 7. Pediatric upper limb spasticity 8. Pediatric lower limb spasticity 9. Cervical dystonia 10. Axillary hyperhidrosis 11. Blepharospasm 12. Strabismus None 1. Blepharospasm 2. Cervical dystonia 3. Adult upper limb spasticity 4. Chronic sialorrhea 1. Cervical dystonia 2. Spasticity 1. Cervical dystonia In Development 1. Essential Tremor Biosimilar Undisclosed 1. Neurogenic detrusor overactivity 2. Migraine (episodic & chronic) 1. Adult upper limb spasticity FDA Approved US Share 95% 2% 2% Sources: Decision Resources Group Therapeutic Botulinum Toxin Market Analysis Global 2021

Biosimilar Requirements for FDA Approval

FDA evaluates each proposed biosimilar and advises on the extent of testing to establish biosimilarity

1. **Establish manufacturing**
   - ✓ PrabotulinumtoxinA approved in 2019 as Jeuveau (separately held by Evolus) and manufactured by Daewoong[1]
2. **Analytical characterization**
   - ✓ Physiochemical and functional assays supportive of "similarity"
   - ○ Comparative analytical studies to confirm structural and functional similarity
3. **Animal studies**
   - ✓ Toxicology and pharmacology information
4. **Clinical studies**
   - ✓ Phase 2 in cervical dystonia
   - ○ Potential comparative Phase 3 program with clinical efficacy endpoint


Animal Studies
Human Studies
Safety and Efficacy Studies
Nonclinical
Clinical Pharmacology
Comparative Clinical Studies
Analytical
Physiochemical and Functional Assays
Comparative Analytical Assessment

FDA meetings:

1. Q3 2024 - Aligned on conducting comparative analytical studies
2. 2H 2025 (anticipated) - Review results from the CAA studies and confirm remainder of the proposed study package

1. Manufacturing facilities for therapeutics use would require separate regulatory inspection
https://www.fda.gov/drugs/biosimilars/review-and-approval
https://www.fda.gov/media/82647/download

AEON BIOPHARMA
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Seeking Approval of PrabotulinumtoxinA as a Biosimilar to Botox

Potential approval for all 12 therapeutic indications - >$2.7 B in US sales in 2024

FDA

- A biosimilar can meet the requirements for approval based on data from a clinical study that demonstrates safety and effectiveness in an appropriate condition[1]
- FDA may approve a biosimilar for indications without direct clinical studies in those indications if the manufacturer provides adequate scientific justification[1]

- ✓ Chronic migraine
- ✓ Cervical dystonia
- ✓ Adult upper limb spasticity
- ✓ Adult lower limb spasticity
- ✓ Pediatric upper limb spasticity
- ✓ Pediatric lower limb spasticity
- ✓ Blepharospasm
- ✓ Strabismus
- ✓ Overactive bladder
- ✓ Neurogenic detrusor overactivity
- ✓ Pediatric neurogenic detrusor overactivity
- ✓ Axillary hyperhidrosis

1. https://www.fda.gov/drugs/biosimilars/review-and-approval

AEON BIOPHARMA
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8 Continues to show consistent growth Botox US Therapeutic Sales 2021-present – 95% Share of US Market Source: AbbVie quarterly earnings reports • Current indications: Organic growth in current indications driven primarily by continued investment in disease awareness and growing patient populations • New indications: Development in therapeutic specialties that do not currently have a toxin treatment option • Improved reimbursement: Favorable dynamics to facilitate coverage at current and projected pricing levels Anticipated Volume Growth Drivers Y/Y growth in high single digits to low double digits US therapeutic revenue >$2.7 billion in 2024 $429 $488 $534 $561 $500 $557 $584 $614 $587 $614 $626 $649 $611 $669 $708 $730 17% 14% 9% 9% 17% 10% 7% 6% 4% 9% 13% 12% 0 0.02 0.04 0.06 0.08 0.1 0.12 0.14 0.16 0.18 0.2 $300 $350 $400 $450 $500 $550 $600 $650 $700 $750 $800 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Y/Y Growth Revenue ($ mil) US Therapeutic Botox Sales Revenue Growth

9 No competitive botulinum toxin product has a separate BLA exclusively for therapeutic indications AEON Model Could Allow Reimbursement Based Solely on Therapeutic Pricing *Average selling price Value to Physician Consistent, predictable reimbursement Value to Payor Potential to offer financial incentives AEON BLA only for therapeutic indications • Potential therapeutic-only BLA could allow AEON’s ASP* to be unencumbered by pricing pressures from aesthetic indications that hamper the competition’s reimbursement structure • Physicians could receive consistent and favorable reimbursement from payors • Flexibility to provide targeted economic incentives to payors and/or providers that competition cannot Removing influence of price competition seen in the aesthetics market

Favorable regulatory environment Higher penetration with more recent launches Still limited competition and predictable pricing dynamics Biosimilar Market Landscape

11 3 launches in 2019 achieved ~70% penetration within 3 years More Recent Biosimilar Launches are Achieving Higher Shares Reproduced with permission; IQVIA “Biosimilars in the United States 2023-2027” IQVIA MIDAS, IQVIA DDD, Oct 2022; IQVIA Institute, Dec 2022

12 Physicians have incentive to select one product over another Stronger Uptake of Biosimilars in Buy-and-Bill Markets Reproduced with permission; IQVIA “Biosimilars in the United States 2023-2027” IQVIA LAAD Medical Procedures Claims, Sep 2022; US Market Access Strategy Consulting, Dec 2022.

13 Price discounts in the 18-50% range within 3 years of launch Biosimilar Pricing Dynamics Reproduced with permission; IQVIA “Biosimilars in the United States 2023-2027” IQVIA National Sales Perspective, US Market Access Strategy Consulting, Dec 2022.

14 Summary and Key Milestones Key points PrabotulinumtoxinA is the most advanced 900 kDa toxin (same molecular weight as BOTOX) in development Substantial analytical characterization has been previously completed PrabotulinumtoxinA manufacturing for aesthetic indications is already FDA approved* and well-established Positive Phase 2 results demonstrate PrabotulinumtoxinA safety and efficacy in cervical dystonia Approval as biosimilar provides potential access to all 12 therapeutic BOTOX indications Upcoming events 2H 2025 – Complete first phase of the comparative analytical studies as aligned upon with FDA at the Q3 2024 BIA meeting 2H 2025 – Conduct a Biosimilar Biological Product Development (BPD) Type 2 meeting with FDA to review the results from the analytical studies and confirm remainder of proposed study package ✓ ✓ ✓ ✓ ✓ *Developed and commercialized under brand name Jeuveau® (Evolus, Inc.)

Capitalization Overview

Capitalization & Convertible Debt Overview

Current share count:

~10.1M
Shares Outstanding[1]

Potential additional shares:

~3.56M Series A Warrants[2] + **~303k** Other potential shares[3] = **~3.863M** Total potential additional shares

Principal:

$15M

Key Conversion Terms:

- Maturity: March 2027 ($5M) & April 2027 ($10M)
- Interest rate: 15.79%
- Automatically converts upon Qualified Financing ($30M or greater in gross proceeds)
- Converts at the per share price in the Qualified Financing with a 30% "kicker"
- Conversion floor of $1/share

1. As of March 5, 2025. The Company anticipates ~11.85M shares will be outstanding following the exercises of the currently outstanding Series B Warrants issued in connection with the Company's public offering that closed on January 7, 2025, which warrants are currently exercisable on a cashless 3-shares-per-warrant basis. Included in this number are ~48k Sponsor earnout shares that will be forfeited in the event the earnout targets are not achieved.
2. Series A Warrants were issued in connection with the Company's public offering that closed on January 7, 2025 and are currently exercisable at a price of $8.064.
3. Comprised of ~26k potential shares from RSUs and In-the-Money Options, ~222k potential earnout shares (~270k including Sponsor earnout shares), and ~55k Sponsor warrants, which Sponsor warrants may be subject to cashless exercise, which would not result in the delivery of any cash to the Company

AEON BIOPHARMA

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Thank You